FEDERATED HIGH YIELD TRUST

SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 2007.

1. Under the heading entitled "What are the Fund's Main Investment Strategies?" please delete the paragraph and replace it with the following:

      The Fund pursues its investment objective by investing primarily in a diversified portfolio of high-yield, lower-rated domestic corporate bonds (also known as "junk bonds"). The Fund's investment adviser (Adviser) selects securities that it believes has attractive risk-return characteristics. The Adviser's securities selection process includes an analysis of the issuer's financial condition, business and product strength, competitive position and management expertise. The Adviser may also invest a portion of the Fund's portfolio in loan instruments and foreign fixed-income securities. Finally, when the Adviser considers the risk/return prospects of equity securities to be attractive, the Fund may also opportunistically invest in convertible securities, equity securities or pooled vehicles such as exchange traded funds (ETFs) or other investment companies in order to gain broad exposure to the equity market. The Fund may invest in derivative contracts to implement its investment strategies as more fully described herein.

2. Under the heading entitled "What are the Main Risks of Investing in the Fund?" please add the following:

   {circle}EXCHANGE-TRADED FUNDS. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

3. Under the heading entitled "What are the Fund's Investment Strategies?" please delete the first paragraph and replace it with the following:

      The Fund pursues its investment objective by investing primarily in noninvestment-grade, fixed income securities of domestic corporations. The Adviser may also invest a portion of the Fund's portfolio in loan instruments and foreign fixed-income securities issued by foreign governments or corporations in either emerging or developed markets. Finally, when the Adviser considers the risk/return prospects of equity securities to be attractive, the Fund may also opportunistically invest in convertible securities, equity securities or pooled vehicles such as exchange traded funds (ETFs) or other investment companies in order to gain broad exposure to the equity market. A description of the various types of securities in which the Fund principally invests, and their risks, immediately follows this investment strategy discussion.

4. Under the heading entitled "What are the Fund's Investment Strategies?" please add the following sentence before the penultimate sentence in the third paragraph:

      The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets.

5. Under the heading entitled "What are the Fund's Investment Strategies?", please add the following paragraph to the end of the section:

      The Fund may also purchase shares of exchange-traded funds (ETFs) in order to gain broad exposure to the equity market.

6. Under the heading entitled "What are the Principal Securities in which the Fund Invests?" please add the following as the last paragraph under Foreign Exchange Contracts:

      The Fund may use both spot trades and currency derivatives to increase or decrease its exposure to foreign interest rate and/or currency markets.

7. Under the heading entitled "What are the Principal Securities in which the Fund Invests?" please insert the following as a sub-type under "Fixed Income Securities":

     LOAN INSTRUMENTS

     The Fund may invest in loan (and loan-related) instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments may include loans made in connection with trade financing transactions. Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger.

     Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property (such as receivables, tangible goods, real property, or commodities), which is commonly referred to as collateral. The purpose of securing a loan is to allow the lenders to exercise their rights over the collateral if the loan is not repaid as required by the terms of lending agreement. Unsecured loans expose the lenders to increased credit risk.

     The loan instruments in which the Fund may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets).

     The Fund treats loan instruments as a type of fixed-income security. Investments in loan instruments may expose the Fund to interest rate risk, risks of investing in foreign securities, credit risk, liquidity risk, risks of non-investment grade securities, risks of emerging markets, and leverage risk. (For purposes of the descriptions in this prospectus of these various risks, references to "issuer," include borrowers in loan instruments.) Many loan instruments incorporate risk mitigation and insurance products into their structures, in order to manage these risks. There is no guarantee that these risk management techniques will work as intended.

8. Under the heading entitled "What are the Principal Securities in which the Fund Invests?" please add the following as the last paragraph of the definition of Investing in Securities of Other Investment Companies:

      As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

9. Under the heading entitled "What are the Specific Risks of Investing in the Fund?" please add the following paragraph under Liquidity Risk:

      Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower's obligations under the instrument.

10. Under the heading entitled "What are the Specific Risks of Investing in the Fund?" please add the following paragraph under Risks of Foreign Investing:

      Since many loan instruments involve parties (for example, lenders, borrowers, and agent banks) located in multiple jurisdictions outside of the United States, there is a risk that a security interest in any related collateral may be unenforceable and obligations under the related loan agreements may not be binding.

11. Under the heading entitled "What are the Specific Risks of Investing in the Fund?" please add the following risk and definition:

      EXCHANGE-TRADED FUNDS

      An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

                                                              September 20, 2007

Cusip 314197104

37454 (09-07)











FEDERATED HIGH YIELD TRUST

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION APRIL 30, 2007.



1. Under the heading entitled "Securities in which the Fund Invests" please add the following as the last paragraph of the definition of Investing in Securities of Other Investment Companies:



      The Fund may also purchase shares of exchange-traded funds (ETFs) in order to achieve exposure to a specific region, country, market sector, or for reasons consistent with its investment strategy. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.





                                                              September 20, 2007

Cusip 314197104

 37453(09-07)










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